EXHIBIT 10.1

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION. THE OMITTED PORTIONS HAVE BEEN REPLACED WITH “[***].”

EXHIBIT B
CHANGE MANAGEMENT FORM #5

Program: Support.com (“Vendor”) Wireless Gateway Support, SOW #1, dated October 1, 2013.		PCR No.:
Originator: Joy Park		Date: September 18, 2014
Department: NCO	Phone #: [***]	Title: Executive Dir. Contract Management & Vendor Strategy
Locations Impacted: Work From Home Agents
Requested Implementation Date: September 22, 2014
Estimated Hours: (LOE)	X Billable ☐ Non-Billable	Billing Rate/Hour: N/A
Fixed Fee Cost (if applicable)
Type of Change: Comcast and Vendor agree to revise the training section and base fees and payment section in SOW #1 as set forth below.  Unless specifically provided in this Change Management Form, all other terms of SOW #1 remain unchanged.

Scope of Change:	× Minor (Anything within current contract)	☐Major (may require contract amendment) MUST BE REVIEWED BY Business and/or P&L Owner
Reason for Change: (give brief overview of the reason for the change i.e. due to additional business, project enhancements or resulting from a corrective action), and identify whether change is permanent or temporary)

The parties, for good and valuable consideration, the receipt of which is hereby acknowledged, agree to modify SOW #1 as follows:

1.	The training table under Section 5.1(c) (“Length”) is deleted in its entirety and replaced with the following training table:

Wireless Gateway Training	Program Hours
Initial New Hire Training	[***]
CSR Nesting Period	[***]

2.	The following section shall be added after Section 5.7 (“Up-Training”):

5.8   Nesting.  Once a CSR has completed the initial New Hire Training, Vendor shall begin a period of nesting to facilitate transition to production, wherein the newly trained CSR will work with a tenured or supervisory CSR to help ensure that Comcast customers are being handled in accordance with the Comcast guidelines (“CSR Nesting Period”).

3.	Section 8.2 (“Training Rate”) is deleted in its entirety and replaced with the following:

8.2      Training Rate.  Comcast will pay Vendor in arrears each fiscal calendar month the CSR Training Rate as set forth below, per applicable hour, for CSRs engaged in initial New Hire Training. In addition, during a CSR Nesting Period, if the newly trained CSR is actively taking calls then  the Vendor will be paid at the Productive Hour Rate, otherwise during the CSR Nesting Period the Vendor shall be paid at the Training Rate.

Area(s) of Change
Accounting/Payroll	Network
Data Processing	Resource Planning
General Facilities	Quality Assurance
Human Resources	Telecom
IT/BI	× Training
Operations	Recruiting
Miscellaneous (Please describe below)

Comcast Authorization (SRT Comcast/LOB POC)
Comcast Representative’s Signature                                                                /s/ Brian Duffy
Print Name                           Brian Duffy                                                      Date 9/30/14

Support.com, Inc. (LOB POC)
Support.com, Inc Representative’s Signature                                                                           /s/ Roop K. Lakkaraju
Print Name                      Roop K. Lakkaraju                                           Date 9/18/14

COMCAST and SUPPORT.COM CONFIDENTIAL

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***